Exhibit 99.1

CAPSTONE GREEN ENERGY HOLDINGS, INC. ANNOUNCES

CLOSING OF $15 MILLION PRIVATE PLACEMENT

Majority of Board Directors and Executive Leadership Participate, Underscoring Strong Confidence in Company’s Strategy and Growth Trajectory

LOS ANGELES, CA / BUSINESS WIRE / November 25, 2025 – Capstone Green Energy Holdings, Inc. (the "Company” or “Capstone”) (OTCQX: CGEH), together with its subsidiaries, a leading provider of clean technology solutions using ultra-low-emission microturbine energy systems, today announced the closing of its previously announced private investment in public equity financing (the “PIPE”), resulting in gross proceeds of approximately $15 million (before fees and expenses).

The Company issued an aggregate of 7,500,000 shares of common stock (or pre-funded warrants in lieu thereof) at a price of $2.00 per share. No other warrants were included in the transaction. The transaction was priced at approximately an 8% premium over the closing price of the Company’s common stock of $1.85 on November 21, 2025.

Craig-Hallum Capital Group LLC acted as the sole placement agent for the private placement. Katten Muchin Rosenman LLP acted as counsel for the Company. Faegre Drinker Biddle & Reath LLP acted as counsel to the placement agent.

Capstone Positioned to Lead in High-Demand, Mission-Critical Markets

“The structure and pricing of this offering strengthen our financial foundation and provide the liquidity needed to execute with velocity,” said Vince Canino, President and Chief Executive Officer of Capstone Green Energy. “In a strong vote of confidence, a majority of the Board, along with several members of the executive leadership team, personally invested in the PIPE - joining institutional investors and accredited investors, including one of Capstone’s largest shareholders. This exceptional insider participation reflects deep conviction in our strategy, our technology platform, and the Company’s accelerating commercial momentum across key growth markets, including Microgrids, AI infrastructure, and data center environments. We will continue to take disciplined steps to drive sustainable growth, strengthen margins, and expand our market reach.”

Board Leadership Highlights Strategic Opportunity Ahead

“The Board’s leadership has carefully evaluated this funding initiative with a clear focus on accelerating our expansion into high-growth market verticals, including data centers, ports, and station power,” said Robert Powelson, Interim Chairman of the Board. “Each of these markets represents a significant opportunity aligned with our hybrid distribution and direct sales strategy. Combined with the continued expansion of our rental fleet and six consecutive quarters of growth, the Board is confident the Company is well-positioned for the future. We remain committed to disciplined execution as we support the Company’s expansion.”

Strengthened Balance Sheet Support Growth & Innovation

The Company intends to use the net proceeds from the private placement for:

•	Repayment of approximately $8.0 million of the Company’s outstanding indebtedness maturing on December 7, 2025

•	Advance ongoing product development initiatives

•	Support expansion into the AI infrastructure and data center power applications

•	Fund working capital for general corporate purposes

“The personal investments made by our directors and executive leadership underscore their confidence in our strategy and the significant opportunities ahead,” said John Miller, Board Member and Interim Chief Financial Officer. “Retiring near-term debt improves balance sheet flexibility, while the remaining capital will be deployed with financial discipline to drive sustainable growth.”

The securities described above have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws. Accordingly, these securities may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act. In connection with the PIPE, Capstone and the investors in the PIPE entered into a registration rights agreement pursuant to which Capstone has agreed to file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock and the shares of common stock underlying the pre-funded warrants.

Positioned for Accelerated Expansion

This financing strengthens the Company’s ability to deliver resilient, sustainable, and intelligently clean energy solutions for mission-critical environments. As AI workloads and hyperscale data center development accelerate, Capstone’s microturbine-based microgrid technology provides the reliability, redundancy, and efficiency customers need to scale while reducing carbon impact, further reinforcing our momentum as we execute our long-term strategic priorities. With enhanced financial flexibility, Capstone is positioned to meet near-term obligations and pursue high-value growth opportunities.

The Company remains focused on advancing its “Three Pillars of Strength”:

1.	Financial Health

2.	Sustainable Operational Excellence

3.	Revitalization of Culture & Talent

About Capstone Green Energy

For nearly four decades, Capstone Green Energy has been a leader in clean technology, pioneering the use of microturbines to revolutionize how businesses manage their energy needs sustainably. In collaboration with our global network of dedicated distributors, we have shipped over 10,600 units to 88 countries, helping customers significantly reduce their carbon footprints through high-efficiency, on-site energy systems and microgrid solutions.

Our commitment to a cleaner, more resilient energy future remains steadfast. Today, we offer a comprehensive range of microturbine products, from 65kW systems to multi-megawatt solutions, tailored to meet the specific needs of commercial, industrial, and utility-scale customers. In addition to our core microturbine technology, Capstone’s growing portfolio includes flexible Energy-as-a-Service (EaaS) offerings, such as build-own & transfer models, PPAs, lease to own, and rental solutions, which are designed to provide maximum value and energy security.

In our pursuit of cutting-edge energy solutions, Capstone has forged strategic partnerships to expand our impact and capabilities. Through these collaborations, we proudly offer advanced technologies that leverage renewable gas and heat recovery solutions, further enhancing the sustainability, efficiency, and reliability of our clients' operations. These integrated offerings reflect our commitment to building a cleaner, more responsible energy future.

For more information about the Company, please visit www.CapstoneGreenEnergy.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts, such as statements concerning the anticipated use of the net proceeds from the PIPE and the future profitability and growth of the business. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as “plan,” “believe,” “goal,” “target,” “aim,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will” and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of Capstone’s management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others, the Company’s ability to execute on its strategic initiatives to expand into new market verticals, including data centers; the Company’s liquidity position and ability to access capital; the Company’s ability to continue as a going concern; the Company’s ability to successfully remediate the material weakness in internal control over financial reporting; the Company’s ability to realize the anticipated benefits of its financial restructuring; the Company’s ability to comply with the restrictions imposed by covenants contained in the exit financing and the new subsidiary limited liability company agreement; the uncertainty associated with the imposition of tariffs and trade barriers and changes in trade policies; employee attrition (including the recent departure of the Chief Financial Officer) and the Company’s ability to retain senior management and other key personnel; the Company's ability to develop new products and enhance existing products; product quality issues, including the adequacy of reserves therefor and warranty cost exposure; intense competition; financial performance of the oil, natural gas and AI industries and other general business, industry and economic conditions; including the impacts of any changes in tariff policies and the impact of litigation and regulatory proceedings, and other risks described in the Company’s prior press releases and in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in those filings, and other risks the Company may identify from time to time. Forward-looking statements contained herein are made only as to the date of this press release, and the Company assumes no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Capstone Green Energy

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818-407-3628

Source: Capstone Green Energy Holdings, Inc.